                               Managed Municipals
                                Portfolio II Inc.

                                Quarterly Report

                                  May 31, 1999

                                    [GRAPHIC]

                                    [GRAPHIC]

                               Managed Municipals
                                Portfolio II Inc.

                                  May 31, 1999

Dear Shareholder:

      We are pleased to present the quarterly report for the Managed Municipals Portfolio II Inc. ("Fund") for the period ended May 31, 1999. Over the nine months covered by this report, the Fund distributed income dividends totaling $0.39 per share. The table below shows the annualized distribution rate and nine-month total return based on the Fund's May 31, 1999 net asset value ("NAV") per share and its New York Stock Exchange ("NYSE") closing price.

               Price            Annualized         Nine-Month
             Per Share      Distribution Rate*    Total Return
           -------------    ------------------    ------------
           $11.93 (NAV)            4.93%             0.61%
           $10.25 (NYSE)           5.74%            (0.23)%

      In comparison, general closed-end municipal bond funds posted an average total return on NAV of 0.87% for the same time period, as reported by Lipper Inc. (Lipper is a major fund-tracking organization.)

Municipal Bond Market Update and Outlook

      Through May 1999, the municipal bond market was less volatile compared with U.S. Treasuries. In our opinion, municipal bonds, which are relatively inexpensive, currently offer significant downside protection. In addition, new issuance of municipal bonds has slowed down from 1998 levels. With inflation relatively low, conditions are still favorable for municipal bonds.

----------
* This distribution assumes a current monthly income dividend rate of $0.049 per share for twelve months.


                                   [GRAPHIC]
-------------------------------------  1  --------------------------------------

      In April, the Consumer Price Index ("CPI") increased 0.7% -- its largest monthly increase in nine years. With global economic growth picking up, inflationary fears surfaced. The Federal Reserve Board raised short-term rates 0.25% on June 30, 1999 and yields in the bond market went up.

      Looking forward and as we near the end of the millennium and the onset of Y2K, we believe that fixed income securities in the U.S. should experience solid demand. That in turn should provide a positive environment for municipal bonds for the remainder of 1999. We are positioning ourselves for modestly lower rates over the next six months, and if there is no repeat of a higher CPI number, we stand an excellent chance of seeing a modest decline in rates as we move toward the fall.

Investment Strategy

      The Managed Municipals Portfolio II seeks as high a level of current income exempt from Federal income tax as is consistent with preservation of principal.

      Our investment strategy for the Fund is to seek to maximize our dividend yield. In our view, the municipal bond market has provided us with excellent opportunities during the reporting period. Since interest rates have risen, we have been able to invest our excess cash at higher yields. In addition, we have also been focusing on adding high-grade bonds to the Fund's portfolio. (Currently the credit spread between AAA-rated and BBB-rated bonds are near their narrowest spread levels ever.) At these narrow spread levels, we do not think it makes sense to buy low-grade bonds and assume additional credit risk. We have also concentrated on maintaining an average maturity of 19.2 years in the Fund. Because our interest-rate forecast remains positive, we believe our current investment strategy should allow us to maximize dividend yields going forward.



                                   [GRAPHIC]
-------------------------------------  2  --------------------------------------

      During the reporting period, we have pared down our exposure to paper recycling facilities. Our goal will be to eliminate our holdings in that area completely before 2000. As noted above, spreads between high-grade credits and lower ones have never been more narrower. We will upgrade the portfolio at every opportunity until these spreads widen out to more historic norms.

      During the past nine months, the Fund focused on transportation bonds (11.8%), general obligation bonds (11.3%) and education bonds (10.6%) because we believe they offered good relative values. At the end of May, the Fund's weighted average maturity was approximately 19.2 years. In addition, as of May 31, 1999, roughly 84% of the Fund's holdings were rated investment grade by either Standard & Poor's Ratings Service or Moody's Investors Service, Inc., with approximately 44% of the Fund invested in AAA bonds, the highest rating.

      At its June 2 meeting, the Board of Directors of the Fund authorized a repurchase of shares when deemed appropriate. In closing, thank you for investing in the Managed Municipals Portfolio II Inc. We look forward to continuing to help you pursue your financial goals.

Sincerely,


/s/ Heath B. McLendon                   /s/ Joseph P. Deane


Heath B. McLendon                       Joseph P. Deane
Chairman                                Vice President and
                                        Investment Officer

July 9, 1999


                                   [GRAPHIC]
-------------------------------------  3  --------------------------------------

--------------------------------------------------------------------------------
Take Advantage of the Fund's Dividend Reinvestment Plan!

Did you know that Fund investors who reinvest their dividends are taking advantage of one of the most effective wealth-building tools available today? Systematic investments put time to work for you through the strength of compounding.

As an investor in the Fund, you can participate in its Dividend Reinvestment Plan ("Plan"), a convenient, simple and efficient way to reinvest your dividends and capital gains, if any, in additional shares of the Fund. Below is a short summary of how the Plan works.

Plan Summary

If you are a Plan participant who has not elected to receive your dividends in the form of a cash payment, then your dividend and capital gain distributions will be reinvested automatically in additional shares of the Fund.

The number of common stock shares in the Fund you will receive in lieu of a cash dividend is determined in the following manner. If the market price of the common stock is equal to or exceeds the net asset value per share ("NAV") on the determination date, you will be issued shares by the Fund at a price reflecting the NAV, or 95% of the market price, whichever is greater.

If the market price is less than the NAV at the time of valuation (the close of business on the determination date), or if the Fund declares a dividend or capital gains distribution payable only in cash, the Plan Agent (First Data Investor Services Group, Inc.) will buy common stock for your account in the open market.

If the Plan Agent begins to purchase additional shares in the open market and the market price of the shares subsequently rises above the previously determined NAV before the purchases are completed, the Plan Agent will attempt to terminate purchases and have the Fund issue the remaining dividend or distribution in shares at the greater of the previously determined NAV or 95% of the market price. In that case, the number of Fund shares you receive will be based on the weighted average of prices paid for shares purchased in the open market and the price at which the Fund issues the remaining shares.

Restated Plan Adopted

A more complete description of the current Plan appears beginning on page 26. The description is based on a restated version of the Plan, which was recently adopted to reflect current practices of the Plan Agent and for the purpose of standardizing the terms among all closed-end Mutual Funds managed by SSBC Fund Management Inc.

To find out more detailed information about the Plan and about how you can participate, please call First Data Investor Services Group, Inc. at (800) 331-1710.
--------------------------------------------------------------------------------


                                   [GRAPHIC]
-------------------------------------  4  --------------------------------------

                             Schedule of Investments
                            May 31, 1999 (unaudited)

   Face
  Amount      Rating(a)                  Security                                   Value
============================================================================================
Alaska -- 2.4%
$ 2,895,000      A2*      Alaska Industrial Development & Export
                             Authority Revolving Fund, Series A,
                             6.500% due 4/1/14 (b)                              $  3,086,794
    100,000      A-1+     Valdez Alaska Marine Terminal Revenue,
                             (Exxon Pipeline Company Project),
                             3.350% due 10/1/25 (f)                                  100,000
--------------------------------------------------------------------------------------------
                                                                                   3,186,794
--------------------------------------------------------------------------------------------
California -- 10.7%
  2,500,000      Baa3*    California Educational Facilities Authority
                             Revenue, (Pooled College & University
                             Projects), Series A, 5.625% due 7/1/23                2,478,125
  1,000,000      AAA      California Health Facilities Finance Authority
                             Revenue, Kaiser Permanente, Series A,
                             FSA-Insured, 5.500% due 6/1/22                        1,038,750
  5,105,000      AAA      Los Angeles County, CA Metropolitan
                             Transportation Authority, Sales Tax
                             Revenue, First Tier, Series A, MBIA-Insured,
                             5.250% due 7/1/18                                     5,162,431
  1,000,000      AAA      Los Angeles County, CA Public Works
                             Financing Authority Lease Revenue,
                             (Multiple Capital Facilities Project V),
                             AMBAC-Insured, 5.125% due 6/1/17                      1,000,000
  1,465,000      AA       Metropolitan Water District, Southern
                             California Waterworks, Series A,
                             5.000% due 7/1/16                                     1,452,181
  2,200,000      AAA      Roseville, CA Water Utility Revenue, COP,
                             FGIC-Insured, 5.200% due 12/1/18                      2,208,250
  1,000,000      AAA      San Jose, CA Redevelopment Agency, Tax
                             Allocation (Merged Area Redevelopment
                             Project), MBIA-Insured, 5.250% due 8/1/16             1,016,250
--------------------------------------------------------------------------------------------
                                                                                  14,355,987
--------------------------------------------------------------------------------------------
Colorado -- 15.7%
  1,000,000      Aaa*     Arapahoe County, CO Capital Improvement
                             Trust Fund, E-470 Public Highway
                             Authority Revenue, (Pre-Refunded --
                             Escrowed with U.S. government securities
                             to 8/31/05 Call @ 103), 7.000% due 8/31/26            1,173,750
  1,000,000      A        Colorado Health Facilities Authority Revenue,
                             Series B, Remarketed 7/8/98,
                             5.350% due 8/1/15                                     1,006,250


                                              See Notes to
                                   [GRAPHIC]  Financial Statements.
-------------------------------------  5  --------------------------------------

                             Schedule of Investments
                      May 31, 1999 (unaudited) (continued)

   Face
  Amount      Rating(a)                  Security                                   Value
============================================================================================
Colorado -- 15.7% (continued)
$ 4,000,000      BBB+     Colorado Springs, CO Airport Revenue,
                             Series A, 7.000% due 1/1/22 (b)                    $  4,310,000
 30,000,000      Aaa*     Dawson Ridge, CO Metropolitan District
                             No. 1, Series A, (Escrowed to maturity with
                             REFCO Strips), zero coupon bond to yield
                             6.650% due 10/1/22                                    7,875,000
                          Denver, CO City & County Airport Revenue,
                             Series C:
  3,465,000      BBB+           6.125% due 11/15/25 (b)                            3,633,919
  2,785,000      BBB+           Partially Escrowed to maturity with
                                   U.S. government securities,
                                   6.125% due 11/15/25 (b)(d)                      3,032,169
--------------------------------------------------------------------------------------------
                                                                                  21,031,088
--------------------------------------------------------------------------------------------
Florida -- 5.2%
  1,000,000      AAA      Broward County, FL Airport System Revenue,
                             Passenger Facility Convertible Lien,
                             Series H-2, AMBAC-Insured,
                             4.750% due 10/1/23                                      928,750
  1,500,000      BBB-     Martin County, FL IDA, (Indiantown
                             Cogeneration Project), Series A,
                             7.875% due 12/15/25 (b)                               1,567,500
  4,000,000      NR       Tampa, FL Revenue, (Florida Aquarium Inc.
                             Project), (Pre-Refunded -- Escrowed with
                             U.S. government securities to 5/1/02
                             Call @ 102), 7.750% due 5/1/27 (d)                    4,485,000
--------------------------------------------------------------------------------------------
                                                                                   6,981,250
--------------------------------------------------------------------------------------------
Georgia -- 0.7%
  1,000,000      A3*      Private Colleges & Universities Authority
                             Revenue, (Mercer University Project),
                             Series A, 5.375% due 10/1/29                            982,500
--------------------------------------------------------------------------------------------
Hawaii -- 3.0%
  2,000,000      A        Hawaii State Department of Budget & Finance,
                             Special Purpose Revenue, Kaiser Permanente,
                             Series A, 5.100% due 3/1/14                           1,952,500
  2,000,000      AAA      Hawaii State GO, Series CP, FGIC-Insured,
                             5.000% due 10/1/16                                    1,967,500
--------------------------------------------------------------------------------------------
                                                                                   3,920,000
--------------------------------------------------------------------------------------------


                                              See Notes to
                                   [GRAPHIC]  Financial Statements.
-------------------------------------  6  --------------------------------------

                             Schedule of Investments
                      May 31, 1999 (unaudited) (continued)

   Face
  Amount      Rating(a)                  Security                                   Value
============================================================================================
Illinois -- 3.2%
$ 1,000,000      Aaa*     Illinois HFA, Memorial Health System,
                             MBIA-Insured, 5.250% due 10/1/18                   $    991,250
                          Kane County, IL GO, School District No. 129,
                             Aurora West Side, FGIC-Insured:
    590,000      Aaa*           5.500% due 2/1/11                                    619,500
    675,000      Aaa*           5.500% due 2/1/12                                    702,844
  1,000,000      Aaa*           5.125% due 2/1/14                                  1,005,000
  1,000,000      Aaa*           5.000% due 2/1/16                                    980,000
--------------------------------------------------------------------------------------------
                                                                                   4,298,594
--------------------------------------------------------------------------------------------
Iowa -- 1.2%
  1,500,000      AA-      Dawson, IA IDR, (Cargill Inc. Project),
                             6.500% due 7/15/12                                    1,605,000
--------------------------------------------------------------------------------------------
Louisiana -- 0.7%
  1,000,000      AAA      Louisiana Local Government Environment
                             Facilities, Community Development
                             Authority Revenue, Capital Projects &
                             Equipment Acquisition, AMBAC-Insured,
                             4.500% due 12/1/18                                      917,500
--------------------------------------------------------------------------------------------
Maryland -- 0.7%
  4,000,000      NR       Maryland State Energy Financing
                             Administration, Solid Waste Disposal
                             Revenue, (Hagerstown Recycling Project),
                             9.000% due 10/15/16 (b)(e)                              880,000
--------------------------------------------------------------------------------------------
Massachusetts -- 4.6%
  1,000,000      AAA      Massachusetts State Health & Educational
                             Facilities Authority Revenue, Northeastern
                             University, Series I, MBIA-Insured,
                             5.000% due 10/1/29                                      950,000
  1,000,000      AAA      Massachusetts State HFA, Housing
                             Development, Series B, MBIA-Insured,
                             5.300% due 12/1/17                                    1,008,750
  1,335,778      NR       Massachusetts State IFA, Solid Waste Disposal
                             Revenue, Sr. Lien, (Massachusetts Paper Co.
                             Project), 8.500% due 11/1/12                          1,309,063
  2,000,000      AAA      Massachusetts State Turnpike Authority,
                             Metropolitan Highway Systems Revenue,
                             Subseries A, AMBAC-Insured,
                             4.750% due 1/1/34                                     1,812,500


                                              See Notes to
                                   [GRAPHIC]  Financial Statements.
-------------------------------------  7  --------------------------------------

                             Schedule of Investments
                      May 31, 1999 (unaudited) (continued)

   Face
  Amount      Rating(a)                  Security                                   Value
============================================================================================
Massachusetts -- 4.6% (continued)
                          Massachusetts State Water Resource Authority,
                             MBIA-Insured:
$   490,000      AAA            Pre-Refunded-- Escrowed with state
                                   and local government securities to
                                   12/1/04 Call @ 102, Series C,
                                   5.250% due 12/1/20                           $    525,525
    510,000      AAA            Series C, 5.250% due 12/1/20                         508,087
--------------------------------------------------------------------------------------------
                                                                                   6,113,925
--------------------------------------------------------------------------------------------
Michigan -- 7.4%
  4,000,000      NR       Michigan State Strategic Fund Resource
                             Recovery, Limited Obligation Revenue,
                             Central Wayne Energy Recovery L.P.,
                             Series A, 7.000% due 7/1/27 (b)                       4,010,000
  5,600,000      NR       Midland County, MI Economic Development
                             Corp., PCR, Limited Obligation, Series B,
                             9.500% due 7/23/09 (b)                                5,953,024
--------------------------------------------------------------------------------------------
                                                                                   9,963,024
--------------------------------------------------------------------------------------------
Missouri -- 1.5%
  1,000,000      AAA      Fenton, MO COP (Capital Improvements
                             Project), MBIA-Insured, 5.125% due 9/1/17               995,000
  1,000,000      AAA      St. Louis, MO Board of Education, GO,
                             Missouri Direct Deposit Program, Series B,
                             FGIC-Insured, 5.000% due 4/1/16                         985,000
--------------------------------------------------------------------------------------------
                                                                                   1,980,000
--------------------------------------------------------------------------------------------
Montana -- 1.5%
  2,000,000      NR       Montana State Board of Investment Resource
                             Recovery Revenue, (Yellowstone Energy L.P.
                             Project), 7.000% due 12/31/19 (b)                     1,992,500
--------------------------------------------------------------------------------------------
Nevada -- 3.8%
  4,650,000      Baa2*    Clark County, NV IDR, Southwest Gas Corp.,
                             Series B, 7.500% due 9/1/32 (b)(c)                    5,074,313
--------------------------------------------------------------------------------------------
New Jersey -- 1.3%
    780,000      AAA      Essex County, NJ Improvement Authority
                             Revenue, Utility System, Orange Franchise,
                             Series A, MBIA-Insured, 5.375% due 7/1/18               793,650
  1,000,000      AAA      Middlesex County, NJ COP, MBIA-Insured,
                             5.200% due 6/15/18                                    1,003,750
--------------------------------------------------------------------------------------------
                                                                                   1,797,400
--------------------------------------------------------------------------------------------


                                              See Notes to
                                   [GRAPHIC]  Financial Statements.
-------------------------------------  8  --------------------------------------

                             Schedule of Investments
                      May 31, 1999 (unaudited) (continued)

   Face
  Amount      Rating(a)                  Security                                   Value
============================================================================================
New York -- 6.4%
$ 2,000,000      A-       Long Island Power Authority, NY Electric
                             System Revenue, Series A,
                             5.500% due 12/1/29                                 $  2,025,000
  1,000,000      AA       New York, NY Transitional Finance Authority
                             Revenue, Future Tax Secured, Series B,
                             4.750% due 11/1/17                                      948,750
                          New York State Dormitory Authority Revenue:
  1,135,000      AAA         Barnard College, AMBAC-Insured,
                                5.250% due 7/1/16                                  1,149,187
  1,000,000      AAA         City University System, Series A,
                                FGIC-Insured, 5.000% due 7/1/16                      986,250
  1,500,000      AAA         Mental Health Services Facilities, Series D,
                                FSA-Insured, 5.125% due 8/15/17                    1,483,125
  1,000,000      AAA         Montefiore Medical Center,
                                AMBAC/FHA-Insured, 5.250% due 2/1/15               1,013,750
  1,000,000      AAA         Municipal Health Facility Improvement
                                Program, Series A, FSA-Insured,
                                5.500% due 5/15/16                                 1,031,250
--------------------------------------------------------------------------------------------
                                                                                   8,637,312
--------------------------------------------------------------------------------------------
North Carolina -- 1.2%
  1,500,000      A3*      Coastal Regional Solid Waste Management
                             Disposal Authority, NC Solid Waste
                             Disposal Revenue, 6.500% due 6/1/08                   1,605,000
--------------------------------------------------------------------------------------------
Ohio -- 0.9%
  1,220,000      AAA      Ohio State Higher Educational Facility
                             Commission Revenue, University of Dayton,
                             AMBAC-Insured, 5.350% due 12/1/17                     1,253,550
--------------------------------------------------------------------------------------------
Puerto Rico -- 0.7%
  1,000,000      AAA      Puerto Rico Commonwealth Infrastructure
                             Financing Authority, Series A,
                             AMBAC-Insured, 5.000% due 7/1/16                      1,001,250
--------------------------------------------------------------------------------------------
South Carolina -- 3.2%
  2,000,000      AAA      Lexington County, SC Health Services District,
                             Hospital Revenue, FSA-Insured,
                             5.250% due 11/1/17                                    2,005,000
  2,120,000      A3*      Myrtle Beach, SC COP, (Myrtle Beach
                             Convention Center Project),
                             6.875% due 7/1/07                                     2,339,950
--------------------------------------------------------------------------------------------
                                                                                   4,344,950
--------------------------------------------------------------------------------------------


                                              See Notes to
                                   [GRAPHIC]  Financial Statements.
-------------------------------------  9  --------------------------------------

                             Schedule of Investments
                      May 31, 1999 (unaudited) (continued)

   Face
  Amount      Rating(a)                  Security                                   Value
============================================================================================
Tennessee -- 0.7%
$ 1,000,000      AA       Metropolitan Government of Nashville &
                             Davidson County, TN Electrical Revenue,
                             Series A, 5.125% due 5/15/15                       $  1,001,250
--------------------------------------------------------------------------------------------
Texas -- 9.4%
  1,000,000      Aaa*     Arlington, TX ISD, PSFG,
                             5.000% due 2/15/24                                      957,500
  1,000,000      Aaa*     Azle, TX ISD, PSFG, Series C,
                             5.000% due 2/15/22                                      967,500
  2,000,000      Baa1*    Brazos River Authority, TX PCR,
                             Utility Electric Company, Series C,
                             5.550% due 6/1/30                                     1,907,500
                          Burleson, TX ISD, GO, PSFG:
    435,000      Aaa*        6.750% due 8/1/24                                       489,375
  1,065,000      NR          Pre-Refunded-- Escrowed with U.S.
                                government securities to 8/1/06
                                Call @ 100, 6.750% due 8/1/24 (d)                  1,222,087
    300,000      A-1+     Guadalupe-Blanco River Authority,
                             TX PCR, (Central Power & Lighting
                             Company Project), 3.300% due 11/1/15 (f)                300,000
  1,000,000      AA       Harris County, TX GO, Toll Road Sub. Lien,
                             5.125% due 8/15/17                                      993,750
  1,000,000      AA       Harris County, TX Health Facilities
                             Development Corp., Hospital Revenue,
                             (Texas Childrens Hospital Project), Series A,
                             5.250% due 10/1/19                                      985,000
  1,830,000      AAA      Texas State GO, Water Development,
                             Series D, 5.000% due 8/1/16                           1,813,988
  1,500,000      AAA      Texas Water Development Board Revenue,
                             State Revolving Fund, Sr. Lien, Series B,
                             5.000% due 7/15/15                                    1,483,125
  1,520,000      AAA      West Texas Municipal Power Agency Revenue,
                             MBIA-Insured, 5.000% due 2/15/16                      1,491,500
--------------------------------------------------------------------------------------------
                                                                                  12,611,325
--------------------------------------------------------------------------------------------
Virgin Islands -- 0.7%
  1,000,000      BBB-     Virgin Islands Public Finance Authority
                             Revenue, Sr. Lien, Series A,
                             5.500% due 10/1/22                                    1,003,750
--------------------------------------------------------------------------------------------


                                              See Notes to
                                   [GRAPHIC]  Financial Statements.
-------------------------------------  10  -------------------------------------

                             Schedule of Investments
                      May 31, 1999 (unaudited) (continued)

   Face
  Amount      Rating(a)                  Security                                   Value
============================================================================================
Virginia -- 8.3%
$ 2,000,000      AAA      Riverside, VA Regional Jail Facility Revenue,
                             MBIA-Insured, 6.000% due 7/1/25                    $  2,170,000
  2,000,000      AA       Virginia College Building Authority,
                             VA Educational Facilities Revenue,
                             21st Century College Program,
                             5.125% due 8/1/11                                     2,072,500
                          Virginia State Housing Development Authority:
                             Commonwealth Mortgage Revenue:
  1,000,000      AAA            Series D, Subseries D-2,
                                   Remarketed 1/4/96, MBIA-Insured,
                                   5.600% due 7/1/12                               1,040,000
  1,245,000      AA+            Series D, Subseries D-3,
                                   Remarketed 5/30/96,
                                   5.700% due 7/1/09                               1,294,800
  3,415,000      AA+            Series F, Subseries F-1,
                                   Remarketed 9/12/95,
                                   6.400% due 7/1/17                               3,602,825
    925,000      AA+         Multi-Family Housing Revenue, Series K,
                                5.900% due 11/1/11                                   975,875
--------------------------------------------------------------------------------------------
                                                                                  11,156,000
--------------------------------------------------------------------------------------------
Washington -- 0.8%
  1,000,000      AAA      Washington State Public Power Supply System,
                             (Nuclear Project No. 2), Series A,
                             FSA-Insured, 5.125% due 7/1/11                        1,027,500
--------------------------------------------------------------------------------------------
West Virginia -- 0.7%
                          Marion County, WV County Commissioner,
                             Solid Waste Disposal Facilities Revenue,
                             Adirondack Recycling:
  1,757,357      NR            Series A, 8.000% due 12/1/25 (b)(e)                   878,678
    249,590      NR            Series B, 10.000% due 12/1/25 (b)(e)                  124,795
--------------------------------------------------------------------------------------------
                                                                                   1,003,473
--------------------------------------------------------------------------------------------


                                              See Notes to
                                   [GRAPHIC]  Financial Statements.
-------------------------------------  11  -------------------------------------

                             Schedule of Investments
                      May 31, 1999 (unaudited) (continued)

   Face
  Amount      Rating(a)                  Security                                   Value
============================================================================================
Wisconsin -- 3.4%
                          Wisconsin Housing & Economic Development
                             Authority, Series A:
$ 2,000,000      AA             Home Ownership Revenue,
                                   6.450% due 3/1/17                            $  2,102,500
  1,370,000      AA-            Housing Revenue, 5.650% due 11/1/23                1,380,275
  1,000,000      AAA      Wisconsin State Health & Educational Facilities
                             Authority Revenue, (Medical College of
                             Wisconsin Project), MBIA-Insured,
                             5.400% due 12/1/16                                    1,015,000
--------------------------------------------------------------------------------------------
                                                                                   4,497,775
--------------------------------------------------------------------------------------------
                          Total Investments -- 100%
                                                                                ------------
                          (Cost -- $131,297,625**)                              $134,223,010
                                                                                ------------
============================================================================================

(a) All ratings are by Standard & Poor's Ratings Service, except those identified by an asterisk (*) which are rated by Moody's Investors Service, Inc.
(b) Income from this issue is considered a preference item for purposes of calculating the alternative minimum tax.
(c)   Security is segregated by Custodian for open purchase commitment.
(d) Pre-Refunded bonds escrowed by U.S. government securities and bonds escrowed to maturity with U.S. government securities are considered by the investment adviser to be triple-A rated even if issuer has not applied for new ratings.
(e)   Security is in default.
(f) Variable rate obligation payable at par at any time on no more than seven days notice.
**    Aggregate cost for Federal income tax purposes is substantially the same.

      See pages 14 and 15 for definitions of ratings and certain security descriptions.


                                              See Notes to
                                   [GRAPHIC]  Financial Statements.
-------------------------------------  12 -------------------------------------

                   Summary of Investments by Combined Ratings
                            May 31, 1999 (unaudited)

--------------------------------------------------------------------------------
                                                                Percentage of
  Moody's           and/or         Standard & Poor's          Total Investments
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
    Aaa                                   AAA                        43.6%
    Aa                                    AA                         13.7
     A                                     A                          9.7
    Baa                                   BBB                        17.1
    P-1+                                  A-1+                        0.3
    NR                                    NR                         15.6
                                                                    -----
                                                                    100.0%
                                                                    =====
--------------------------------------------------------------------------------


                                   [GRAPHIC]
-------------------------------------  13  -------------------------------------

                                  Bond Ratings
                                   (unaudited)

The definitions of the applicable rating symbols are set forth below:

Standard & Poor's Ratings Service ("Standard & Poor's") -- Ratings from "AA" to "BB" may be modified by the addition of a plus (+) or minus (-) sign to show relative standings within the major rating categories.

AAA      --    Bonds rated "AAA" have the highest rating assigned by Standard &
               Poor's to a debt obligation. Capacity to pay interest and repay principal is extremely strong.
AA       --    Bonds rated "AA" have a very strong capacity to pay interest and repay principal and differ from the highest rated issue only in a small degree.
A        --    Bonds rated "A" have a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic
               conditions than bonds in higher rated categories.
BBB      --    Bonds rated "BBB" are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for bonds in this category than in higher rated categories.
BB       --    Bonds rated "BB" have less near-term vulnerability to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments.

Moody's Investors Service, Inc. ("Moody's") -- Numerical modifiers 1, 2 and 3 may be applied to each generic rating from "Aa" to "Baa," where 1 is the highest and 3 is the lowest ranking within its generic category.

Aaa      --    Bonds rated "Aaa" are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.
Aa       --    Bonds rated "Aa" are judged to be of high quality by all
               standards. Together with the "Aaa" group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large in "Aaa" securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in "Aaa"
               securities.
A        --    Bonds rated "A" possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment some time in the future.
Baa      --    Bonds rated "Baa" are considered as medium grade obligations,
               i.e., they are neither highly protected nor poorly secured.
               Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

NR       --    Indicates that the bond is not rated by Standard & Poor's or
               Moody's.


                                   [GRAPHIC]
-------------------------------------  14  -------------------------------------

                           Short-Term Security Ratings
                                   (unaudited)

SP-1     --    Standard & Poor's highest rating indicating very strong or strong capacity to pay principal and interest; those issued determined possess overwhelming safety characteristics are denoted with a plus (+) sign.
A-1      --    Standard & Poor's highest commercial paper and variable-rate demand obligation (VRDO) rating indicating that the degree of safety regarding timely payment is either overwhelming or very strong; those issues determined to possess overwhelming safety characteristics are denoted with a plus (+)sign.
A-2      --    Standard & Poor's second highest commercial paper and VRDO rating indicating that the degree of safety regarding timely payment is either overwhelming or very strong; those issues determined to possess overwhelming safety characteristics are denoted with a plus (+) sign.
VMIG 1   --    Moody's highest rating for issues having a demand feature --
               VRDO.

P-1      --    Moody's highest rating for commercial paper and for VRDO prior to the advent of the VMIG-1 rating.

                              Security Descriptions
                                   (unaudited)

ABAG     --    Association of Bay Area Governments
AIG      --    American International Guaranty
AMBAC    --    AMBAC Indemnity Corporation
BAN      --    Bond Anticipation Notes
BIG      --    Bond Investors Guaranty
CGIC     --    Capital Guaranty Insurance Company
CHFCLI   --    California Health Facility Construction Loan Insurance
COP      --    Certificate of Participation
EDA      --    Economic Development Authority
FAIRS    --    Floating Adjustable Interest Rate Securities
FGIC     --    Financial Guaranty Insurance Company
FHA      --    Federal Housing Administration
FHLMC    --    Federal Home Loan Mortgage Corporation
FNMA     --    Federal National Mortgage Association
FRTC     --    Floating Rate Trust Certificates
FSA      --    Financial Security Assurance
GIC      --    Guaranteed Investment Contract
GNMA     --    Government National Mortgage Association
GO       --    General Obligation
HDC      --    Housing Development Corporation
HFA      --    Housing Finance Authority
IDA      --    Industrial Development Authority
IDB      --    Industrial Development Board
IDR      --    Industrial Development Revenue
IFA      --    Industrial Finance Agency
INFLOS   --    Inverse Floaters
ISD      --    Independent School District
LOC      --    Letter of Credit
MBIA     --    Municipal Bond Investors Assurance Corporation
MVRICS   --    Municipal Variable Rate Inverse Coupon Security
PCR      --    Pollution Control Revenue
PSFG     --    Permanent School Fund Guaranty
RAN      --    Revenue Anticipation Notes
RIBS     --    Residual Interest Bonds
RITES    --    Residual Interest Tax-Exempt Securities
SYCC     --    Structured Yield Curve Certificate
TAN      --    Tax Anticipation Notes
TECP     --    Tax Exempt Commercial Paper
TOB      --    Tender Option Bonds
TRAN     --    Tax and Revenue Anticipation Notes
VA       --    Veterans Administration
VRDD     --    Variable Rate Daily Demand
VRWE     --    Variable Rate Wednesday Demand


                                   [GRAPHIC]
-------------------------------------  15  -------------------------------------

                       Statement of Assets and Liabilities
                                   (unaudited)

                                                                    May 31, 1999
================================================================================
Assets:
    Investments, at value (Cost -- $131,297,625)                  $ 134,223,010
    Cash                                                                  9,538
    Interest receivable                                               2,197,597
--------------------------------------------------------------------------------
    Total Assets                                                    136,430,145
--------------------------------------------------------------------------------
Liabilities:
    Payable for securities purchased                                  1,974,279
    Dividends payable                                                   263,285
    Investment advisory fees payable                                     75,377
    Administration fees payable                                          21,207
    Accrued expenses                                                    106,672
--------------------------------------------------------------------------------
    Total Liabilities                                                 2,440,820
--------------------------------------------------------------------------------
Total Net Assets                                                  $ 133,989,325
================================================================================
Net Assets:
    Par value of capital shares                                   $      11,235
    Capital paid in excess of par value                             134,234,852
    Undistributed net investment income                                 197,219
    Accumulated net realized loss from security transactions         (3,379,366)
    Net unrealized appreciation of investments                        2,925,385
--------------------------------------------------------------------------------
Total Net Assets
    (Equivalent to $11.93 a share on 11,234,706 shares of $0.001
       par value outstanding; 500,000,000 shares authorized)      $ 133,989,325
================================================================================


                                              See Notes to
                                   [GRAPHIC]  Financial Statements.
-------------------------------------  16  -------------------------------------

                             Statement of Operations
                                   (unaudited)

                                                                         Nine Months
                                                                            Ended
                                                                           5/31/99
====================================================================================
Investment Income:
    Interest                                                            $ 5,734,160
------------------------------------------------------------------------------------
Expenses:
    Investment advisory fees (Note 3)                                       716,326
    Administration fees (Note 3)                                            204,665
    Shareholder communications                                               85,050
    Audit and legal                                                          39,944
    Shareholder and system servicing fees                                    31,050
    Pricing service fees                                                     14,407
    Registration fees                                                         6,750
    Directors' fees                                                           5,810
    Custody                                                                   5,117
    Other                                                                     6,313
------------------------------------------------------------------------------------
    Total Expenses                                                        1,115,432
    Less: Investment advisory and administration fee waivers (Note 3)       (88,977)
------------------------------------------------------------------------------------
    Net Expenses                                                          1,026,455
------------------------------------------------------------------------------------
Net Investment Income                                                     4,707,705
------------------------------------------------------------------------------------
Realized and Unrealized Gain (Loss) on Investments
and Futures Contracts (Notes 4 and 5):
    Realized Loss From:
       Security transactions (excluding short-term securities)           (2,281,626)
       Futures contracts                                                   (110,875)
------------------------------------------------------------------------------------
    Net Realized Loss                                                    (2,392,501)
------------------------------------------------------------------------------------
    Change in Net Unrealized Appreciation of Investments:
       Beginning of period                                                5,088,271
       End of period                                                      2,925,385
------------------------------------------------------------------------------------
    Decrease in Net Unrealized Appreciation                              (2,162,886)
------------------------------------------------------------------------------------
Net Loss on Investments and Futures Contracts                            (4,555,387)
------------------------------------------------------------------------------------
Increase in Net Assets From Operations                                  $   152,318
====================================================================================


                                              See Notes to
                                   [GRAPHIC]  Financial Statements.
-------------------------------------  17  -------------------------------------

                       Statements of Changes in Net Assets

                                                  Nine Months
                                                     Ended             Year
                                                    5/31/99           Ended
                                                  (unaudited)        8/31/98
================================================================================
Operations:
  Net investment income                          $   4,707,705    $   6,195,714
  Net realized gain (loss)                          (2,392,501)       1,007,582
  Increase (decrease) in net
    unrealized appreciation                         (2,162,886)       4,890,299
--------------------------------------------------------------------------------
  Increase in Net Assets From Operations               152,318       12,093,595
--------------------------------------------------------------------------------
Distributions To Shareholders
From (Note 2):
  Net investment income                             (4,404,005)      (6,479,500)
  Net realized gains                                (1,988,543)      (1,901,590)
--------------------------------------------------------------------------------
  Decrease in Net Assets From
    Distributions to Shareholders                   (6,392,548)      (8,381,090)
--------------------------------------------------------------------------------
Increase (Decrease) in Net Assets                   (6,240,230)       3,712,505
Net Assets:
  Beginning of period                              140,229,555      136,517,050
--------------------------------------------------------------------------------
  End of period*                                 $ 133,989,325    $ 140,229,555
================================================================================
* Includes undistributed (overdistributed)
    net investment income of:                    $     197,219    $    (106,481)
================================================================================


                                              See Notes to
                                   [GRAPHIC]  Financial Statements.
-------------------------------------  18  -------------------------------------

                          Notes to Financial Statements
                                   (unaudited)

      1.    Significant Accounting Policies

      Managed Municipals Portfolio II Inc. ("Fund"), a Maryland corporation, is registered under the Investment Company Act of 1940, as amended, as a non-diversified, closed-end management investment company.

      The significant accounting policies consistently followed by the Fund are:
(a) security transactions are accounted for on trade date; (b) securities are valued at the mean between bid and asked prices provided by an independent pricing service that are based on transactions in municipal obligations, quotations from municipal bond dealers, market transactions in comparable securities and various relationships between securities; (c) securities maturing within 60 days are valued at cost plus accreted discount, or minus amortized premium, which approximates value; (d) gains or losses on the sale of securities are calculated by using the specific identification method; (e) interest income, adjusted for amortization of premium and accretion of original issue discount, is recorded on an accrual basis; market discount is recognized upon the disposition of the security; (f) dividends and distributions to shareholders are recorded on the ex-dividend date; (g) the character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. At August 31, 1998, reclassifications were made to undistributed net investment income and accumulated net realized gains to reflect permanent book/tax differences and income and gains available for distributions under income tax regulations. Net investment income, net realized gains and net assets were not affected by this change; (h) the Fund intends to comply with the applicable provisions of the Internal Revenue Code of 1986, as amended, pertaining to regulated investment companies and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes; and (i) estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ.


                                   [GRAPHIC]
-------------------------------------  19  -------------------------------------

                          Notes to Financial Statements
                             (unaudited) (continued)

      2.    Exempt-Interest Dividends and Other Distributions

      The Fund intends to satisfy conditions that will enable interest from municipal securities, which is exempt from regular Federal income tax and from designated state income taxes, to retain such tax-exempt status when distributed to the shareholders of the Fund.

      Capital gains distributions, if any, are taxable to shareholders, and are declared and paid at least annually.

      3. Investment Advisory Agreement, Administration Agreement and Other Transactions

      SSBC Fund Management Inc. ("SSBC"), a subsidiary of Salomon Smith Barney Holdings Inc. ("SSBH"), acts as investment adviser to the Fund. The Fund pays SSBC an advisory fee calculated at an annual rate of 0.70% of the average daily net assets of the Fund. This fee is calculated daily and paid monthly. For the nine months ended May 31, 1999, SSBC waived $69,204 of its investment advisory fee.

        SSBC also acts as the Fund's administrator for which the Fund pays a fee calculated at an annual rate of 0.20% of the average daily net assets. This fee is calculated daily and paid monthly. For the nine months ended May 31, 1999, SSBC waived $19,773 of its administration fee.

      All officers and one Director of the Fund are employees of Salomon Smith Barney Inc., another subsidiary of SSBH.

      4.    Investments

      For the nine months ended May 31, 1999, the aggregate cost of purchases and proceeds from sales of investments (including maturities, but excluding short-term securities) were as follows:

================================================================================
Purchases                                                            $23,143,703
--------------------------------------------------------------------------------
Sales                                                                 22,657,962
================================================================================

      At May 31, 1999, aggregate gross unrealized appreciation and depreciation of investments for Federal income tax purposes were substantially as follows:

================================================================================
Gross unrealized appreciation                                       $ 7,347,626
Gross unrealized depreciation                                        (4,422,241)
--------------------------------------------------------------------------------
Net unrealized appreciation                                         $ 2,925,385
================================================================================


                                   [GRAPHIC]
-------------------------------------  20  -------------------------------------

                          Notes to Financial Statements
                             (unaudited) (continued)

      5.    Futures Contracts

      Initial margin deposits made upon entering into futures contracts are recognized as assets. Securities equal to the initial margin amount are segregated by the custodian in the name of the broker. Additional securities are also segregated up to the current market value of the futures contracts. During the period the futures contract is open, changes in the value of the contract are recognized as unrealized gains or losses by "marking-to-market" on a daily basis to reflect the market value of the contract at the end of each day's trading. Variation margin payments are made or received and recognized as assets due from or liabilities due to broker, depending upon whether unrealized gains or losses are incurred. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transactions and the Fund's basis in the contract.

      The Fund enters into such contracts to hedge a portion of its portfolio. The Fund bears the market risk that arises from changes in the value of the financial instruments and securities indices (futures contracts).

      At May 31, 1999, the Fund had no open futures contracts.

      6.    Repurchase Agreements

      The Fund purchases (and its custodian takes possession of) U.S. government securities from banks and securities dealers subject to agreements to resell the securities to the sellers at a future date (generally, the next business day) at an agreed-upon higher repurchase price. The Fund requires continual maintenance of the market value of the collateral in amounts at least equal to the repurchase price.


                                   [GRAPHIC]
-------------------------------------  21  -------------------------------------

                              Financial Highlights

For a share of capital stock outstanding throughout each year ended August 31, except where noted:

                                   1999(1)        1998         1997         1996         1995         1994
===========================================================================================================
Net Asset Value,
    Beginning of Period        $  12.48       $  12.15     $  11.98     $  12.36     $  12.15     $  13.37
-----------------------------------------------------------------------------------------------------------
Income (Loss) From
Operations:
    Net investment income(2)       0.42           0.55         0.63         0.66         0.69         0.64
    Net realized and
     unrealized gain (loss)       (0.40)          0.53         0.48        (0.21)        0.32        (0.61)
-----------------------------------------------------------------------------------------------------------
Total Income
    From Operations                0.02           1.08         1.11         0.45         1.01         0.03
-----------------------------------------------------------------------------------------------------------
Offering Costs Credited
    (Charged) to
    Paid-In Capital                  --             --           --           --           --         0.01
-----------------------------------------------------------------------------------------------------------
Less Distributions From:
    Net investment income         (0.39)         (0.58)       (0.66)       (0.67)       (0.68)       (0.67)
    Net realized gains            (0.18)         (0.17)       (0.28)       (0.16)       (0.12)       (0.59)
-----------------------------------------------------------------------------------------------------------
Total Distributions               (0.57)         (0.75)       (0.94)       (0.83)       (0.80)       (1.26)
-----------------------------------------------------------------------------------------------------------
Net Asset Value,
    End of Period              $  11.93       $  12.48     $  12.15     $  11.98     $  12.36     $  12.15
-----------------------------------------------------------------------------------------------------------
Total Return, Based on
    Market Value*                 (0.23)%++      (1.31)%       7.75%        7.35%        8.86%        0.72%
-----------------------------------------------------------------------------------------------------------
Total Return, Based on
    Net Asset Value*               0.61%++        9.57%        9.86%        4.01%        9.20%        0.48%
-----------------------------------------------------------------------------------------------------------
Net Assets,
    End of Period (millions)   $    134       $    140     $    137     $    134     $    139     $    136
-----------------------------------------------------------------------------------------------------------
Ratios to Average
Net Assets:
    Expenses(2)                    1.00%+         1.10%        1.10%        1.09%        1.14%        1.12%
    Net investment income          4.60+          4.46         5.23         5.31         5.80         5.08
-----------------------------------------------------------------------------------------------------------
Portfolio Turnover Rate              17%            66%          97%          63%          95%          85%
-----------------------------------------------------------------------------------------------------------
Market Value,
    End of Period              $ 10.250       $ 10.813     $ 11.688     $ 11.750     $ 11.625     $ 11.500
===========================================================================================================

(1)   For the nine months ended May 31, 1999 (unaudited).
(2) The investment adviser and administrator waived a part of their fees for the nine months ended May 31, 1999. If such fees were not waived the per share decrease on the net investment income and the annualized ratio of expenses to average net assets would have been $0.01 and 1.09%, respectively.
* The total return assumes that dividends are reinvested in accordance with the Fund's dividend reinvestment plan.
++ Total return is not annualized, as it may not be representative of the total return for the year.
+     Annualized.


                                   [GRAPHIC]
-------------------------------------  22  -------------------------------------

                         Quarterly Results of Operations
                                   (unaudited)

                                                                      Net Realized                 Net Increase
                                                                     and Unrealized               (Decrease) in
                     Investment            Net Investment            Gain (Loss) on              Net Assets From
                       Income                  Income                  Investments                  Operations
                --------------------   ----------------------   ------------------------    -------------------------

                                Per                      Per                       Per                         Per
Quarter Ended       Total      Share        Total       Share        Total        Share          Total        Share
=====================================================================================================================
November 30,
  1996          $ 2,227,411   $ 0.20   $   1,879,304   $ 0.17   $   5,753,327    $  0.51    $   7,632,631    $  0.68
February 28,
  1997            2,180,922     0.19       1,839,607     0.16      (3,515,568)     (0.31)      (1,675,961)     (0.15)
May 31,
  1997            2,225,788     0.20       1,860,549     0.17      (1,006,118)     (0.08)         854,431       0.09
August 31,
  1997            1,927,002     0.17       1,490,559     0.13       4,050,306       0.36        5,540,865       0.49
November 30,
  1997            1,867,638     0.17       1,459,739     0.13       2,741,066       0.25        4,200,805       0.38
February 28,
  1998            1,928,672     0.17       1,555,286     0.14       2,311,045       0.20        3,866,331       0.34
May 31,
  1998            1,932,962     0.17       1,563,665     0.14          (4,226)     (0.00)       1,559,439       0.14
August 31,
  1998            1,999,290     0.18       1,617,024     0.14         849,996       0.08        2,467,020       0.22
November 30,
  1998            1,919,936     0.17       1,605,790     0.14        (355,751)     (0.02)       1,250,039       0.12
February 28,
  1999            1,897,767     0.17       1,556,424     0.14      (1,135,437)     (0.10)         420,987       0.04
May 31,
  1999            1,916,457     0.17       1,545,491     0.14      (3,064,199)     (0.28)      (1,518,708)     (0.14)
=====================================================================================================================


                                   [GRAPHIC]
-------------------------------------  23  -------------------------------------

                                 Financial Data
                                   (unaudited)

For a share of capital stock outstanding throughout each period:

                               NYSE        Net                        Dividend
 Record        Payable       Closing      Asset        Dividend     Reinvestment
  Date           Date         Price+      Value+         Paid          Price
================================================================================
 9/24/96        9/27/96      $11.625      $12.09        $0.059         $11.66
10/22/96       10/25/96       11.500       12.20         0.059          11.63
11/25/96       11/29/96       11.438       12.49         0.059          11.50
12/23/96*      12/27/96       11.375       12.11         0.285++        11.56
 1/28/97        1/31/97       11.500       11.85         0.059          11.52
 2/25/97        2/28/97       11.500       12.01         0.059          11.53
 3/24/97        3/27/97       11.375       11.68         0.059          11.32
 4/22/97        4/25/97       11.375       11.56         0.059          11.38
 5/27/97        5/30/97       11.375       11.76         0.059          11.58
 6/24/97        6/27/97       11.875       11.99         0.059          11.94
 7/22/97        7/25/97       12.000       12.34         0.059          12.06
 8/26/97        8/29/97       11.688       12.11         0.059          11.75
 9/23/97        9/26/97       11.563       12.25         0.056          11.71
10/28/97       10/31/97       11.438       12.27         0.056          11.47
11/24/97       11/28/97       11.500       12.36         0.056          11.55
12/22/97*      12/26/97       11.625       12.41         0.170          11.57
 1/27/98        1/30/98       12.188       12.44         0.056          12.12
 2/24/98        2/27/98       11.875       12.42         0.056          11.62
 3/24/98        3/27/98       11.250       12.40         0.050          11.37
 4/21/98        4/24/98       11.125       12.28         0.050          11.10
 5/26/98        5/29/98       10.813       12.38         0.050          11.14
 6/23/98        6/26/98       11.063       12.34         0.050          11.12
 7/28/98        7/31/98       10.813       12.33         0.048          10.86
 8/25/98        8/28/98       10.875       12.43         0.048          10.97
 9/22/98        9/25/98       11.313       12.52         0.049          11.52
10/27/98       10/30/98       11.688       12.46         0.049          11.66
11/23/98       11/27/98       11.563       12.45         0.049          11.55
12/21/98*      12/24/98       11.250       12.28         0.177          11.24
 1/26/99        1/29/99       11.125       12.32         0.049          11.10
 2/23/99        2/26/99       10.875       12.25         0.049          10.93
 3/23/99        3/26/99       10.563       12.15         0.049          10.67
 4/27/99        4/30/99       10.375       12.12         0.049          10.41
 5/25/99        5/28/99       10.188       11.96         0.049          10.40
================================================================================

+     As of record date.
++    Includes market discount.
*     Capital gain distribution.


                                   [GRAPHIC]
-------------------------------------  24  -------------------------------------

                       Additional Shareholder Information
                                   (unaudited)

      On December 16, 1998, an annual meeting of the shareholders of the Fund was held for the purpose of voting on the following matters:

      1. To approve or disapprove for the Fund, the election of Robert A. Frankel and Heath B. McLendon as Directors; and

      2. To approve or disapprove the selection of KPMG Peat Marwick LLP as the independent auditors for the current fiscal year of the Fund.

      The results of the vote on Proposal 1 were as follows:

                        Shares             % of       Shares Voted     % of
Directors              Voted For       Shares Voted     Against     Shares Voted
================================================================================
Robert A. Frankel    10,727,967.671        98.850%    164,894.000      1.150%
Heath B. McLendon    10,734,084.671        98.850     158,777.000      1.150
================================================================================

      The results of the vote on Proposal 2 were as follows:

                   % of         Votes         % of         Votes        % of
   Votes For    Shares Voted   Against    Shares Voted   Abstained  Shares Voted
================================================================================
10,723,867.484    98.450%     56,832.187     0.520%     112,162.000    1.030%
================================================================================

      The following Directors, representing the balance of the Board of Directors, continue to serve as Directors: Allan J. Bloostein, Martin Brody, Dwight B. Crane and William R. Hutchinson.


                                   [GRAPHIC]
-------------------------------------  25  -------------------------------------

                           Dividend Reinvestment Plan
                                   (unaudited)

      Under the Fund's Dividend Reinvestment Plan ("Plan"), a shareholder whose shares of common stock are registered in his own name will have all distributions from the fund reinvested automatically by First Data Investor Services Group Inc. ("First Data") as purchasing agent under the Plan, unless the shareholder elects to receive cash. Distributions with respect to shares registered in the name of a broker-dealer or other nominee (that is, in street name) will be reinvested by the broker or nominee in additional shares under the Plan, unless the service is not provided by the broker or nominee or the shareholder elects to receive distributions in cash. Investors who own common stock registered in street name should consult their broker-dealers for details regarding reinvestment. All distributions to shareholders who do not participate in the Plan will be paid by check mailed directly to the record holder by or under the direction of First Data as dividend paying agent.

      The number of shares of common stock distributed to participants in the Plan in lieu of a cash dividend is determined in the following manner. When the market price of the common stock is equal to or exceeds the net asset value per share of the common stock on the determination date (generally, the record date for the distribution), Plan participants will be issued shares of common stock by the fund at a price equal to the greater of net asset value determined as described below under "Net Asset Value" or 95% of the market price of the common stock.

      If the market price of the common stock is less than the net asset value of the common stock at the time of valuation (which is the close of business on the determination date), or if the fund declares a dividend or capital gains distribution payable only in cash, First Data will buy common stock in the open market, on the AMEX or elsewhere, for the participants' accounts. If following the commencement of the purchases and before First Data has completed its purchases, the market price exceeds the net asset value of the common stock as of the valuation time, First Data will attempt to terminate purchases in the open market and cause the fund to issue the remaining portion of the dividend or distribution in shares at a price equal to the greater of (a) net asset value as of the valuation time or (b) 95% of the then current market price. In this case, the number of shares received by a Plan participant will be based on the weighted average of prices paid for shares purchased in the open market and the price at which the fund issues the remaining shares. To the extent First Data is unable to stop open market purchases and cause the fund to issue the remaining shares, the average per share purchase price paid by First Data may exceed the net asset value of the common stock as of the valuation time, resulting in the acquisition of fewer shares than if the dividend or capital gains distribution had been paid in common stock issued by the Fund at such net asset value. First Data will begin to purchase common stock on the open market as soon as practicable after the determination date


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-------------------------------------  26  -------------------------------------

                           Dividend Reinvestment Plan
                             (unaudited) (continued)

for the dividend or capital gains distribution, but in no event shall such purchases continue later than 30 days after the payment date for such dividend or distribution, or the record date for a succeeding dividend or distribution, except when necessary to comply with applicable provisions of the federal securities laws.

      First Data maintains all shareholder accounts in the Plan and furnishes written confirmation of all transactions in each account, including information needed by a shareholder for personal and tax records. The automatic reinvestment of dividends and capital gains distributions will not relieve plan participants of any income tax that may be payable on the dividends or capital gains distributions. Common stock in the account of each Plan participant will be held by First Data in uncertificated form in the name of the Plan participant.

      Plan participants are subject to no charge for reinvesting dividends and capital gains distributions under the Plan. First Data's fees for handling the reinvestment of dividends and capital gains distributions will be paid by the fund. No brokerage charges apply with respect to shares of common stock issued directly by the fund under the Plan. Each Plan participant will, however, bear a proportionate share of any brokerage commissions actually incurred with respect to any open market purchases made under the Plan.

      Experience under the Plan may indicate that changes to it are desirable. The Fund reserves the right to amend or terminate the Plan as applied to any dividend or capital gains distribution paid subsequent to written notice of the change sent to participants at least 30 days before the record date for the dividend or capital gains distribution. The Plan also may be amended or terminated by First Data, with the Fund's prior written consent, on at least 30 days' written notice to Plan participants. All correspondence concerning the Plan should be directed by mail to First Data Investor Services Group, Inc., P.O. Box 8030, Boston, Massachusetts 02266-8030 or by telephone at 1-800-451-2010.

                        --------------------------------

      Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940, as amended, that from time to time the Fund may purchase shares of its common stock in the open market.



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-------------------------------------  27  -------------------------------------

                               Managed Municipals
                                Portfolio II Inc.

Directors

Allan J. Bloostein
Martin Brody
Dwight B. Crane
Robert A. Frankel
William R. Hutchinson
Heath B. McLendon, Chairman

Charles F. Barber, Emeritus

Officers

Heath B. McLendon
President and
Chief Executive Officer

Lewis E. Daidone
Senior Vice President
and Treasurer

Joseph P. Deane
Vice President and
Investment Officer

David Fare
Investment Officer

Paul A. Brook
Controller

Christina T. Sydor
Secretary

Investment Adviser

SSBC Fund Management Inc.
388 Greenwich Street
New York, New York 10013

Transfer Agent

First Data Investor Services
 Group, Inc.
P.O. Box 8030
Boston, Massachusetts 02266-8030

Custodian

PNC Bank, N.A.
17th and Chestnut Streets
Philadelphia, Pennsylvania 19103


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-------------------------------------  28  -------------------------------------

              This report is intended only for shareholders of the
                      Managed Municipals Portfolio II Inc.
               It is not a Prospectus, circular or representation
              intended for use in the purchase or sale of shares of
             the Fund or of any securities mentioned in the report.
                                   FD0836 7/99